Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly Report on Form 10-Q of Skyhigh Resources, Inc. for the period ended June 30, 2009, I, Trevor Blank, President and Chief Executive Officer of Skyhigh Resources, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such quarterly Report on Form 10-Q of Skyhigh Resources, Inc. for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such quarterly Report on Form 10-Q of Skyhigh Resources, Inc. for the period ended June 30, 2009, fairly presents, in all material respects, the financial condition and results of operations of Skyhigh Resources, Inc.

By:	/s/ Trevor Blank
Trevor Blank
Chief Executive Officer, Chief Financial Officer, Secretary and Director

Dated: August 10, 2009